UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2023

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	The Nasdaq Stock Market LLC
Warrants	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A” amends the Current Report on Form 8-K filed by PetVivo Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on April 18, 2023 (the “Original Form 8-K”) to report the second closing of the Registered Offering (as defined herein).

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Original Form 8-K, the Company entered into securities purchase agreement and other confirmation of ownership with investors on April 17, 2023 (collectively, the “Purchase Agreements”), pursuant to which the Company agreed to issue and sell an aggregate of 793,585 shares of its common stock (the “Registered Shares”) in a registered direct offering (the “Registered Offering”) at a purchase price of $2.75 per share. The first closing for the sale of 782,675 Registered Shares occurred on April 17, 2023 and the second closing for the sale of 10,910 Registered Shares occurred on April 24, 2023.

The gross proceeds from the Offering were $2,182,355. The Company estimates that the net proceeds from the Registered Offering will be $2,093,898.75 after deducting offering expenses of $25,000 and fees payable of $63,456.25 to Bancroft Capital, LLC ( “Broker” or “Bancroft”). The Company intends to use the net proceeds from the Registered Offering primarily for commercialization of its lead product Spryng™ with OsteoCushion™ Technology, to finance clinical trials and to fund working capital and general corporate purposes.

The Company engaged the Broker, a broker-dealer registered with the SEC and a member of FINRA, pursuant to a finder’s agreement dated March 28, 2023 (“Finders Fee Agreement”) to introduce it to investors. The Broker introduced the Company to three investors, which purchased an aggregate of 461,500 shares of Common Stock in the Registered Offering, which represented gross proceeds to the Company of $1,269,125. For its services, the Broker will receive a finder’s fee equal to 5% of the amount invested by these three investors, which is $63,456.25.

The Registered Shares were offered pursuant to prospectus supplements dated March 28, 2023 and April 17, 2023, and a base prospectus dated May 13, 2022, which is part of a registration statement (“Registration Statement”) on Form S-3 (Registration No. 333-264700) that was declared effective by the Securities and Exchange Commission (the “SEC”) on May 13, 2022. Copies of the prospectus supplement and the accompanying prospectus relating to the Registered Shares may be obtained for free by visiting the SEC’s website at www.sec.gov.

The form of Purchase Agreement and Finder’s Fee Agreement were filed as Exhibits 10.1 and 10.2 to the Original Form 8-K and are incorporated herein and into the Registration Statement by this reference. The legal opinion of Fox Rothschild LLP, counsel to the Company, relating to the validity of the Registered Shares sold in the Registered Offering was filed as Exhibit 5.1 to the Original Form 8-K and is incorporated herein and into the Registration Statement by this reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Fox Rothschild LLP (incorporated by reference to Exhibit 5.1 in the Company’s Original Form 8-K filed with the SEC on April 18, 2023).
10.1	Form of Securities Purchase Agreement dated April 17, 2023 (incorporated by reference to Exhibit 10.1 in the Company’s Original Form 8-K filed with the SEC on April 18, 2023).
10.2	Finder’s Fee Agreement dated March 28, 2023 between PetVivo Holdings, Inc. and Bancroft Capital, LLC (incorporated by reference to Exhibit 10.2 in the Company’s Original Form 8-K filed with the SEC on April 18, 2023).
23.1	Consent of Fox Rothschild LLP (included in Exhibit 5.1) (incorporated by reference to Exhibit 5.1 in the Company’s Original Form 8-K filed on April 18, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: April 25, 2023	By:	/s/ John Lai
John Lai, Chief Executive Officer